UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): April 11, 2018

RGC RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E. Roanoke, Virginia	24016
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 if the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 11, 2018, RGC Midstream, LLC ("Midstream"), a wholly-owned subsidiary of RGC Resources, Inc. ("Resources"), entered into the First Amendment to Credit Agreement (the "Amendment") and amendments to the related Promissory Notes (the "Notes") with Union Bank & Trust and Branch Banking and Trust (collectively the "Banks"). The Amendment modifies the original Credit Agreement between Midstream and the Banks by increasing the total borrowing limit to $38,000,000 and reducing the interest rate under the Notes from 30-day LIBOR plus 1.60% to 30-day LIBOR plus 1.35%.

The proceeds from the increased borrowing capacity will be used to provide the ongoing financing for Midstream's 1% interest in the Mountain Valley Pipeline, LLC (the "MVP").

Under the original Credit Agreement, at such point in time as Midstream has borrowed $17,500,000 under the Notes, Midstream would be required to provide the next $5,000,000 toward the MVP investment. Once Midstream had completed the $5,000,000 contribution, it would resume borrowing up to the $25,000,000 limit then in effect. The Amendment removed the requirement that Midstream provide $5,000,000 in funding outside of the Notes and allows for the entire investment in MVP to be funded by the Notes.

The Guaranty previously entered into by Resources in favor of the Banks remains in effect as well as all previous representations, warranties and covenants.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information required by this Item 2.03 is set forth in Item 1.01 above in respect of the Note, which is incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENT AND EXHIBITS.

(d)    Exhibits.

10.1	First Amendment to Credit Agreement between RGC Midstream, LLC and the lenders Union Bank & Trust and Branch Banking and Trust dated April 11, 2018.

10.2	Amended and Restated Note in the principal amount of $22,800,000 in favor of Union Bank & Trust due December 29, 2020.

10.3	Amended and Restated Note in the principal amount of $15,200,000 in favor of Branch Banking and Trust due December 29, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: April 12, 2018	By: /s/Paul W. Nester

Paul W. Nester
Vice President, Secretary, Treasurer and CFO